ROWAN COMPANIES, INC. LAND RIG FLEET AND CONTRACT STATUS As of August 26, 2011

ONSHORE RIGS				Maximum		Contract Status
		Horsepower		Drilling			Estimated
Name	Type	Drawworks	Mud Pumps	Depth (feet)	Location	Customer	Duration *	Comments

Rig 9	SCR diesel electric	2,000	3,200	20,000	Alabama	Chevron	December 2011
Rig 12	SCR diesel electric	1,500	2,600	18,000	Texas	Choice Exploration	September 2011
Rig 14	AC electric	3,000	4,800	35,000	Louisiana	Armstrong	November 2011
Rig 15	AC electric	3,000	4,800	35,000	Texas	Available
Rig 26	SCR diesel electric	2,000	3,200	25,000	Texas	BBX	December 2011
Rig 29	SCR diesel electric	1,500	2,600	18,000	Texas	Available
Rig 30	AC electric	2,000	3,200	20,000	Louisiana	Chesapeake	August 2011
					Texas	Plains	February 2012
Rig 31	SCR diesel electric	3,000	4,400	35,000	Texas	Available
Rig 33	SCR diesel electric	1,500	3,200	18,000	Texas	Plains	March 2012
Rig 35	SCR diesel electric	1,500	4,400	18,000	Texas	EXCO Resources	September 2011
						Hunt Oil	September 2012
Rig 51	SCR diesel electric	2,000	4,400	25,000	Texas	Chesapeake	October 2011
Rig 52	SCR diesel electric	2,000	4,400	25,000	Texas	EOG	September 2011
Rig 53	SCR diesel electric	2,000	4,400	25,000	Louisiana	Chesapeake	October 2011
Rig 54	SCR diesel electric	2,000	4,400	25,000	Louisiana	Chesapeake	November 2011
Rig 59	AC electric	2,000	3,200	25,000	Texas	EnCana	August 2012
Rig 60	AC electric	2,000	3,200	25,000	Texas	Plains	December 2011
Rig 61	AC electric	2,000	3,200	25,000	Texas	Cheyenne	February 2012
Rig 62	AC electric	2,000	3,200	25,000	Oklahoma	Devon	September 2011
Rig 63	AC electric	2,000	3,200	25,000	Texas	Cheyenne	February 2012
Rig 64	AC electric	2,000	3,200	25,000	Texas	BBX	November 2011
Rig 65	AC electric	2,000	3,200	25,000	Louisiana	EnCana	December 2014
Rig 66	AC electric	2,000	3,200	25,000	Texas	Hunt	June 2012
Rig 67	AC electric	2,000	3,200	25,000	Texas	EOG	October 2011
Rig 68	AC electric	2,000	3,200	25,000	Texas	EOG	October 2011
Rig 76	AC electric	2,000	3,200	25,000	Louisiana	EnCana	June 2012
Rig 77	AC electric	2,000	3,200	25,000	Texas	EnCana	September 2012
Rig 84	AC electric	2,000	3,200	25,000	Texas	EnCana	June 2015
Rig 85	AC electric	2,000	3,200	25,000	Alabama	Chevron	February 2012
Rig 86	AC electric	2,000	3,200	25,000	Texas	EOG	October 2011
Rig 87	AC electric	2,000	3,200	25,000	Texas	EXCO Resources	May 2012

*On July 20, 2011, the Company announced that it has entered into a purchase and sale agreement with Ensign United States Drilling (S.W.) Inc., a subsidiary of Ensign Energy Services Inc., to sell Rowan’s land drilling division for $510 million in cash, plus working capital of approximately $30 million. The Company expects the sale to close within the third quarter.

Rigs 9 through 35 were constructed at various dates between 1960 and 1982, utilizing new as well as used equipment, and have since been substantially rebuilt.   Rigs 51, 52, 53 and 54 were constructed during 2001-02.  Rigs 59 through 66 were completed during 2006, Rigs 67 through 77 during 2007, Rigs 84 and 85 in 2008 and Rigs 86 and 87 in 2009.  All but Rig 29 are equipped with a top-drive drilling system.  Rigs 15 and 29 are not being marketed. Operating day rates range from $18,000 to $27,000.  Estimated contract durations reflect either stated drilling periods expected time required for the contracted well or wells.  Estimated number of idle days during July 2011 was 113 (88% utilization).

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Revisions to Fleet Status Report Noted in Bold